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                                                                    EXHIBIT 10.9

                                MIND C.T.I. LTD.

                              Amendment Agreement
                              -------------------

     This Amendment Agreement, dated as of July 10, 2000, among MIND C.T.I. Ltd. (the "Company") and the shareholders named on the signature pages hereof.


                              W I T N E S S E T H:


    WHEREAS, the Company is party to a Shareholders' Agreement, dated as of March 30, 2000, with the shareholders named therein (the "Shareholders' Agreement");

    WHEREAS, the Company is party to a Registration Rights Agreement, dated as of March 30, 2000, with the shareholders named therein (the "Registration Rights Agreement"); and

    WHEREAS, in light of the Company's proposed initial public offering of shares on The Nasdaq Stock Market, the Company and the undersigned desire to amend the Shareholders' Agreement and the Registration Rights Agreements as set forth herein.

    NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  Defined Terms
    -------------

    Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Shareholders' Agreement or the Registration Rights Agreement, as the case may be.

2.  Amendment to Shareholders Agreement
    -----------------------------------

    The first proviso of Section 9 of the Shareholders' Agreement is hereby amended and replaced in its entirety with the following: "provided, however, that the provisions of Section 4 hereof shall survive the consummation of a Qualified Public Offering only with respect to any sales of securities undertaken by a Non-Investor Shareholder (other than ADC) which are not consummated utilizing a public market". For the avoidance of doubt, it is hereby acknowledged that the provisions of Sections 3 and 4(d) of the Shareholders' Agreement shall terminate upon the consummation of a Qualified Public Offering.

3.  Amendment to Registration Rights Agreement
    ------------------------------------------

    Section 15(a) of the Registration Rights Agreement is hereby amended by deleting the parenthetical clause contained therein and by adding the following to the end thereof:

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       Any of the Holders may assign its rights and obligations pursuant to this
       Agreement to a transferee of all or any part of its Registrable Securities, provided that the transferor shall, within fourteen (14) days after such transfer (or fourteen (14) days after the date hereof, with respect to transfers that have occurred prior to the date hereof), furnish the Company with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned and the transferee's written agreement to be bound by this Agreement.


                        [SIGNATURES BEGIN ON NEXT PAGE]


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    IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


                              MIND C.T.I. LTD.



                                  /s/ Monica Eisinger
                              By: _____________________
                                  Name: Monica Eisinger
                                  Title: President


                              /s/ Monica Eisinger
                              ________________________
                              Monica Eisinger


                              /s/ Lior Salansky
                              ________________________
                              Lior Salansky

                              ADC TELEDATA
                              COMMUNICATIONS LTD.



                                  /s/ Ilan Melamed
                              By: ______________________
                                  Name: Ilan Melamed
                                  Title: Chief Executive Officer


                              /s/ Zeev Braude
                              _________________________
                              Zeev Braude


                                       3
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                               MIND ISRAEL LTD.


                                   /s/ Monica Eisinger
                               By: _____________________
                                   Name: Monica Eisinger
                                   Title: President


                               /s/ Avshalon Radzinsky
                               ________________________
                               Avshalon Radzinsky


                               /s/ Rafael Newman
                               ________________________
                               Rafael Newman


                               /s/ Izik Ben Zaken
                               ________________________
                               Izik Ben Zaken


                               /s/ Idit Maor
                               ________________________
                               Idit Maor


                               /s/ Shai Wesberg
                               ________________________
                               Shai Wesberg


                               SUMMIT VENTURES V, L.P.

                               By: Summit Partners V, L.P.,
                                   its General Partner

                               By: Summit Partners, LLC,
                                   its General Partner


                                   /s/ Kevin Mohan
                               By: ____________________
                                   Member

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                              SUMMIT COMPANION FUND, L.P.

                              By: Summit Partners V, L.P.,
                                  its General Partner

                              By: Summit Partners, LLC,
                                  its General Partner


                                  /s/ Kevin Mohan
                              By: ______________________
                                  Member

                                       5
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                              SUMMIT V ADVISORS FUND, L.P.

                              By: Summit Partners, LLC
                                  its General Partner


                                  /s/ Kevin Mohan
                              By: ______________________
                                  Member

                              SUMMIT V ADVISORS FUND (QP), L.P.

                              By: Summit Partners, LLC,
                                  its General Partner


                                  /s/ Kevin Mohan
                              By: ______________________
                                  Member

                              SUMMIT INVESTORS III, L.P.


                                  /s/ Kevin Mohan
                              By: ______________________
                                  General Partner


                              OSCAR GRUSS & SON INCORPORATED


                                  /s/ Michael Shaoul
                              By: ______________________
                                  Name: Michael Shaoul
                                  Title: Executive Vice President

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